FINANCIAL EXPENSES (INCOME), NET (Tables)	12 Months Ended
Dec. 31, 2014
Interest Income (Expense), Net [Abstract]
Interest Income and Interest Expense Disclosure [Table Text Block]
	Year ended December 31,
	2014	2013	2012
Financial expenses:
Interest expense	$-	$-	$3
Exchange rate	2	7	15
Bank fees	10	9	-
Interest on convertible notes	-	203	62

	12	219	80
Financial income:
Exchange rate	2	-	-
Interest income	237	22	2

	239	22	2

Financial expenses (income), net	$(227)	$197	$78